Summary of Federal Income Tax Expense Attributable to Income (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Summary of percentage computed by applying the U.S. federal income tax rate to (loss) income before federal income taxes and noncontrolling interests
Computed (expected tax expense (benefit))	$ 316	$ 430	$ (46)
Dividends received deduction	(144)	(118)	(87)
Tax credits	(81)	(63)	(53)
Noncontrolling interest	32	33	33
Other, net	3	11	6
Total tax (benefit) expense	$ 126	$ 293	$ (147)
Computed (expected tax expense (benefit)), percentage	35.00%	35.00%	35.00%
Dividends received deduction, percentage	(16.00%)	(10.00%)	66.00%
Tax credit, percentage	(9.00%)	(5.00%)	41.00%
Noncontrolling interest	4.00%	3.00%	(25.00%)
Other, net, percentage		1.00%	(5.00%)
Total percentage	14.00%	24.00%	112.00%